                                          SEMIANNUAL REPORT
                                          OCTOBER 31, 2001

PRUDENTIAL
Europe Growth Fund, Inc.

FUND TYPE
Global stock

OBJECTIVE
Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                         PRUDENTIAL (LOGO)

Prudential Europe Growth Fund, Inc.

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Europe Growth Fund (the Fund) invests primarily in stocks of companies in Europe, selecting a diversified portfolio aimed at long-term growth of capital. The
Fund is subject to all of the risks
associated with foreign investing, including currency, political and social risks, and potential illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Geographic Concentration

        Expressed as a percentage of
        net assets as of 10/31/01
        33.5%  United Kingdom
        16.7   France
        10.8   Netherlands
        9.9    Germany
        9.4    Switzerland
        6.1    Spain
        5.6    Italy
        3.5    Other Continental Europe
        3.0    Finland
        2.4    Ireland
       -0.9    Cash & Equivalents

Ten Largest Holdings

    Expressed as a percentage of
    net assets as of 10/31/01
    4.4%    GlaxoSmithKline PLC
            Pharmaceuticals
    4.0     BP PLC
            Oil & Natural Gas Production
    3.6     Vodafone Group PLC
            Telecommunications
    2.9     TotalFinaElf SA
            Oil & Natural Gas Production
    2.5     Aventis SA
            Pharmaceuticals
    2.3     Royal Dutch Petroleum Co.
            Oil & Natural Gas Production
    2.2     Nokia Oyj
            Telecommunication Equipment
    2.1     HSBC Holdings PLC
            Banks
    2.0     Royal Bank of Scotland Group PLC
            Banks
    1.9     Telefonica SA
            Telecommunication Services

Holdings are subject to change.

                                          www.PruFN.com    (800) 225-1852

Semiannual Report    October 31, 2001

Cumulative Total Returns1                                  As of 10/31/01

                                      Six       One       Five      Since
                                     Months    Year      Years    Inception2
Class A                             -17.63%    -25.96%    22.54%    61.67%
Class B                             -17.92     -26.67     17.46     52.18
Class C                             -17.89     -26.55     17.51     52.25
Class Z                             -17.42     -25.86     24.57     38.98
Lipper European Region Fund Avg.3   -17.85     -25.89     31.99      ***

Average Annual Total Returns1                               As of 9/30/01

                 One      Five     Since
                 Year    Years    Inception2
Class A        -35.40%    2.81%     5.53%
Class B        -36.04     2.83      5.41
Class C        -33.91     2.82      5.29
Class Z        -31.91     4.24      5.45

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments LLC and
  Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.
2 Inception dates: Class A, B, and C,
  7/13/94; Class Z, 4/15/96.
3 The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the six-month, one-year, five-year, and since inception periods in the Lipper European Region Fund category.
  Funds in the Lipper European Region Fund
  Average concentrate their investment in
  equity securities whose primary trading
  markets or operations are concentrated in the European region or a single country within this region.
***Lipper Since Inception returns are 77.29% for Class A, B, and C, and 36.56% for Class
   Z, based on all funds in each share class.

PRUDENTIAL (LOGO)                                   December 14, 2001

DEAR SHAREHOLDER,
As the United States slid into economic
recession, the pace of economic growth in Europe slowed as well. Germany, which has the largest economy in Europe, became particularly sluggish. The result was a broad and sharp decline in the prices of European stocks.

Over the six months ended October 31, 2001, the Prudential Europe Growth Fund's Class A shares returned -17.63% (-21.75% to those paying the maximum one-time Class A share sales charge). Although a decline of this size is always disappointing, it was in line with the Fund's Lipper benchmark, the European Region Fund Average, and ranked the
Fund in the top half of the 185 funds in the Lipper group. During the reporting period, the broad market underperformance of growth stocks began to abate as investors started to look ahead to renewed economic growth.
Since the Fund's outperformance came in the latter three months of the period, this bodes well for its performance in a more favorable market.

At the beginning of this reporting period, Gartmore Global Partners assumed day-to-day management of the Fund. Our Strategic
Investment Research Group identified
Gartmore after a thorough review of
specialists in this area. We think Gartmore is off to a good start in a very difficult market, and we look forward to their performance as economic growth resumes and the environment for growth-style investing improves.

For more on the Fund's performance, please refer to the Investment Adviser's Report that follows.

Sincerely,


David R. Odenath, Jr., President
Prudential Europe Growth Fund, Inc.

Prudential Europe Growth Fund, Inc.

Semiannual Report    October 31, 2001

INVESTMENT ADVISER'S REPORT

WE'RE BROADLY DIVERSIFIED
The Fund's new portfolio is broadly
diversified, with very few positions
exceeding 3% of its net assets and most
being much smaller. Our aim is to find
unexpected earnings growth within a risk management framework. We are willing to give up some of the possibility of extraordinary positive returns in exchange for this reduced volatility.

All of our investment decisions are informed by our analyses of various industries' prospects for growth and by the relative strengths of different companies within those industries, but our key selection criterion is our assessment of a company's potential to produce unexpected growth. We believe this to be the crucial cause of above-average share-price performance. We look for the unexpected, such as an unrecognized change in a company, the impact of new management, or stronger-than-expected sales or profit margin growth. Another vital part of our management process is risk management. On a daily basis, we manage the overall portfolio's exposure to risk at four levels: the individual company, each industry or economic sector, each country, and risk characteristics of the total portfolio.

In that context, we attribute some of the Fund's performance to the overweights or underweights that we allowed as compared with the profile of the Morgan Stanley
Capital International (MSCI) Europe Index.
During this reporting period, we
particularly benefited from our focus on the energy and healthcare sectors, and from underweighting industrials and technology.
Our return was hurt by our overweight in consumer discretionary stocks and by our relative underweighting of utilities, a small sector that had the best average return over the reporting period.

Overall, our stock selection in the
financial, consumer discretionary, and
technology sectors helped the Fund's return, while our selections in the energy, healthcare, telecommunication services, utilities, and consumer

Prudential Europe Growth Fund, Inc.

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 10/31/01

4.4%    GlaxoSmithKline PLC/Pharmaceuticals
        Glaxo Wellcome's December 2000 merger with
        Smithkline Beecham formed a drug company with a 7.3% global market share, the largest
        R&D budget in the industry, and one of the most extensive pipelines. None of its major drug patents expire in the next five years.
        It has the antidepressants Paxil and
        Wellbutrin. Its HIV drug Combivir is the cornerstone of combination therapy. The acquisition of Block Drugs during this reporting period added the consumer products
        Sensodyne, Polydent, and Polygrip.

4.0     BP PLC/Oil & Natural Gas Production
        BP is, after its 1998 merger with Amoco, the third largest integrated oil company in the world, with about 15 billion barrels of proven oil reserves. The company continues to expand by acquisition, and is one of the few survivors in the global consolidation of the petroleum industry. It has competitive size in refining and retailing.

3.6     Vodafone Group PLC/Telecommunications
        Vodafone is the world leader in mobile
        telecommunications service, with stakes in companies offering wireless services in more than two dozen countries. We think that the expansion of mobile telephony is inevitable, and that Vodafone's global footprint will give it a major advantage.

2.9    TotalFinaElf SA/Oil & Natural Gas Production
       TotalFinaElf is an oil company with consistently rising earnings. Its strong management is on track to meet aggressive growth targets.
       It should achieve better- and quicker-than-expected savings from the merger of TotalFina and Elf. It has increased its 2001 target for share buybacks from 2% to 3.5% of equity, which will increase value per share.

2.5    Aventis SA/Pharmaceuticals
       Aventis, France's largest pharmaceutical company, has consistently increased its earnings. Rising sales of its blood-thinner
       Lovenox and its allergy medicine Allegra helped boost third-quarter profits by 41%.
       Its strong management team is restructuring the company after selling its agricultural business. The company has strong new products, including a new cancer drug, Taxotere, which may benefit when the FDA toughens its testing requirements for future drugs.

       Holdings are subject to change.

                                   www.PruFN.com    (800) 225-1852

Semiannual Report    October 31, 2001

discretionary sectors did not. In the
particularly poor-performing technology
sector, some of our advantage came from
avoiding or underweighting the worst
performers.

TWO BANKS CONTINUED TO GROW
In contrast to the United States, the
financial services sector is by far the
largest in European stock markets,
accounting for more than a quarter of
the total capitalization of the MSCI
Europe Index. It also was the largest
sector in our portfolio. Banks,
which are the primary source of asset
management services in Europe, have
benefited in recent years from the shift of some responsibility for retirement financing from European governments to individuals. We overweighted the sector and were rewarded by its above-average returns.

Turbulence caused by the economic slowdown in the United States and Europe slowed these capital market activities and pushed down share prices in the financial sector as well as in the broader market. Because financials were our largest sector exposure, they accounted for the largest negative absolute impact (not relative to the market) on the Fund's return. However, the negative impact was significantly mitigated by our selection of stocks in this area. The Fund's holdings performed better in the aggregate than the MSCI Europe financials.

The two largest positive contributors to the Fund's return were the Bank of Ireland and the Royal Bank of Scotland. Ireland has probably been the greatest beneficiary of European economic integration. The Bank of Ireland has benefited from this, and continued to do so over the reporting period. While its revenue continued to grow, it cut its costs of doing business. Royal
Bank of Scotland recently acquired NatWest, and the benefits of this acquisition have exceeded analysts' expectations. It was one of the few rising stocks in a generally declining market.

Several other financial holdings, including
Swiss Re (Switzerland, reinsurance) and
Munich Re (Germany, reinsurance), made
smaller positive

Prudential Europe Growth Fund, Inc.

Semiannual Report    October 31, 2001

contributions. These positive contributions were outweighed by negative ones, particularly from Banco Bilbao Vizcaya
Argentaria (Spain), ING Groep (Netherlands),
Skandia Forsakrings, and Credit Suisse Group
(Switzerland).

TECHNOLOGY STOCKS WERE BARGAINS
Surprisingly, the second and third largest positive contributions to the Fund's return came from two technology stocks: ST
Microelectronics (France, semiconductors) and ASML Holdings (Netherlands, semiconductor capital equipment). We bought the stocks late in the reporting period at very low prices. By the end of the period, there were signs of revival in the depressed semiconductor business, and these stocks shot up. We continued to add to our position because we think these gains represent only the first step in a longer recovery.
Although the industry's growth stalled
because of overinvestment, we think it
is one of the core growth industries of
our time.

In contrast, stocks of companies offering
telecommunication services continued to
decline. This is one of the larger sectors
of the market. Two of the three largest
detractors from the Fund's return were
Vodafone Group and Colt Telecom Group, both
United Kingdom based. Vodafone is the world
leader in mobile telecommunication service.
It recently made some large investments to
expand its range of operations, and is
widely believed to have overpaid. However,
it now has the licenses for new (3G)
services in much of Europe, which places it
in the driver's seat for growth in this
area. Colt focuses on the profitable
business of wiring commercial buildings with
the most current technology. A few large
companies in this business went bankrupt,
affecting the stocks of similar companies.
However, Colt's operating earnings continue
to grow, and we expect its shares to
recover. The decline of other stocks in the
telecommunications sector, including
Telefonica (Spain), also hurt our return.
Stocks of the related group of companies
that make either telecommunications
infrastructure (switches and cables) or
handsets for mobile communication also had a
negative impact. Siemens (Germany) and
Koninklijke
                                       www.PruFN.com    (800) 225-1852

Philips Electronics (Netherlands), which also make a very broad range of electrical and electronic products, were among the larger detractors. They also were affected by the general slowdown in capital investment.


Nokia (Finland) is a company more narrowly focused on wireless telecommunications--both handsets and infrastructure. Although its shares fell because the downturn in infrastructure investment reduced analysts' profit expectations, Nokia's actual results were at the higher end of the range of expectations. Moreover, its handset business proved to be very strong, with margins in the high teens and rising. Nokia indicated that it thought such levels are sustainable, and that it expected its market share to start rising again.

WE HAD GOOD PICKS IN CONSUMER STOCKS, ON AVERAGE...
Positions in several consumer-oriented
companies generated positive contributions.
The largest gain came from Inditex (Spain), a clothing retailer that makes proprietary lines in popular styles. The company can turn around orders quickly, which means that it has little exposure to excess inventory.
Its shares had an excellent return. We also had positive contributions from L'Oreal
(France) and Adidas-Saloman (Germany).
Most of our holdings in the consumer
discretionary sector had negative returns in this poor market, but they nonetheless outperformed the consumer stocks in the MSCI
Europe Index.

Christian Dior (France) was among the larger detractors from the Fund's return. We think it--and other European marketers of luxury goods--have excellent long-term prospects.
Moreover, we thought the stock was
underpriced, considering our profit
expectations. However, the investment was premature, as worsening economic conditions and the events of September 11 chilled the climate for luxury purchases. We think it will warm up again.

Vivendi Universal (France) is a media
(television, film, and publishing) and
telecommunication (including Internet)
services company. Its media holdings exposed
it to the downturn in advertising. Our
position varied in size over the period, but
overall, it was among the larger detractors
from the Fund's return.
                                           7

Prudential Europe Growth Fund, Inc.

Semiannual Report    October 31, 2001

 ...BUT NOT SO GOOD IN ENERGY
Our oil company selections could have been better. For example, we underweighted ENI
(Italy) and BP (United Kingdom) and
overweighted Royal Dutch/Shell Group (United
Kingdom/Netherlands). But ENI had a positive return over the period, BP declined only slightly, and Shell underperformed the group. Shell is restructuring to improve its earnings growth, and its profits have been rising steadily. We're comfortable with the position. BP and Shell are very large companies, so they have sizable weights in the Fund even when underrepresented. Shell was among the largest detractors from its return.

LOOKING AHEAD
Much of the difficult environment for
European firms is the result of the global economic slowdown triggered by the recession in the United States. Since the response to the recession by the Federal Reserve and the U.S. government has been of a magnitude that is unparalleled in the last 30 to 40 years, we believe recovery in the United States will be rapid. We expect share prices in Europe to rise in anticipation of improved profits. However, we do not expect the huge industry-wide gains that characterized the last years of the 20th century. The companies that will grow well will be those that are strongly positioned, and investors will have to identify the best-positioned companies to benefit. We think this works to our advantage.

Growth in Europe may not be as volatile-- neither as depressed nor as rapid in recovery--as in the United States.
However, European investors are finding
it necessary to save more for their
retirement, so we expect interest in
equity investing will recover as further market declines become less likely.

This has been a very difficult market for investors. We appreciate your continued confidence in the Prudential Europe Growth
Fund during this period.

Prudential Europe Growth Fund Management Team

                                     SEMIANNUAL REPORT
                                     OCTOBER 21,2001



PRUDENTIAL
Europe Growth Fund, Inc.


                                     FINANCIAL STATEMENTS

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2001 (Unaudited)

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  100.9%
-------------------------------------------------------------------------------------
Belgium  0.5%
     29,327   Fortis B                                              $      692,040
-------------------------------------------------------------------------------------
Denmark  0.5%
     17,165   Novo Nordisk AS (Class 'B' Stock)                            696,532
-------------------------------------------------------------------------------------
Finland  3.0%
    153,447   Nokia Oyj                                                  3,210,477
     37,885   UPM-Kymmene Oyi                                            1,231,790
                                                                    --------------
                                                                         4,442,267
-------------------------------------------------------------------------------------
France  16.7%
     49,980   Aventis SA                                                 3,679,985
     57,708   Axa                                                        1,263,003
     14,934   BNP Paribas SA                                             1,242,825
     18,229   Bouygues SA                                                  558,218
     45,484   Carrefour SA                                               2,328,901
     45,811   Christian Dior SA                                          1,194,071
      8,134   Compagnie de Saint-Gobain                                  1,131,865
     25,180   Essilor International SA                                     705,080
     19,935   France Telecom SA                                            744,582
     15,775   L'Oreal SA                                                 1,089,750
     10,662   Pinault-Printemps-Redoute SA                               1,228,206
     24,326   Sanofi-Synthelabo SA                                       1,604,872
     31,250   Suez SA                                                      983,129
      4,427   Technip-Coflexip SA                                          500,796
     30,716   TotalFinaElf SA                                            4,315,700
    108,877   Usinor SA                                                  1,147,319
     24,528   Vivendi Universal SA                                       1,146,546
                                                                    --------------
                                                                        24,864,848
-------------------------------------------------------------------------------------
Germany  9.9%
     18,081   Adidas-Salomon AG                                          1,021,062
     10,984   Allianz AG                                                 2,589,955
     29,769   Bayer AG                                                     884,790

    10                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2001 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
     47,285   Bayerische Motoren Werke AG                           $    1,407,102
     40,844   Deutsche Bank AG                                           2,273,047
     65,372   Deutsche Telekom                                           1,012,114
     19,195   E.On AG                                                    1,000,988
     36,115   Infineon Technologies AG                                     544,834
      6,272   Muenchener Rueckversicherungs-Gesellschaft AG              1,657,968
     12,298   SAP AG                                                     1,273,780
     20,891   Siemens AG                                                 1,012,851
                                                                    --------------
                                                                        14,678,491
-------------------------------------------------------------------------------------
Ireland  2.4%
    162,340   Bank Of Ireland                                            1,451,900
     74,481   CRH PLC                                                    1,155,827
     21,645   Elan Corp. PLC (ADR)(a)                                      988,094
                                                                    --------------
                                                                         3,595,821
-------------------------------------------------------------------------------------
Italy  5.6%
     78,000   Autogrill SpA                                                625,240
     96,100   Banca Fideuram SpA                                           592,893
     82,756   ENI SpA                                                    1,037,530
     36,900   Fiat SpA                                                     601,543
      7,432   Gucci Group NV                                               634,230
    275,750   Olivetti SpA                                                 323,113
     57,947   San paolo IMI SpA                                            609,065
    502,988   Telecom Italia Mobile SpA                                  2,740,785
    139,485   Telecom Italia SpA                                         1,164,580
                                                                    --------------
                                                                         8,328,979
-------------------------------------------------------------------------------------
Netherlands  10.8%
    126,880   ABN AMRO Holding NV                                        1,938,122
     28,093   Aegon NV                                                     705,934
     21,503   Akzo Nobel NV                                                882,164
     48,913   Asm Lithography Holdgings NV                                 704,866
     33,381   Heineken NV                                                1,228,156
     88,352   ING Groep NV                                               2,204,236
     60,180   Koninklijke Ahold NV                                       1,694,350
     53,714   Philips Electronics NV                                     1,221,065

    See Notes to Financial Statements                                     11

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2001 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
     66,278   Royal Dutch Petroleum Co.                             $    3,372,717
     24,944   STMicroelectronics NV                                        705,436
     75,720   TPG NV                                                     1,481,264
                                                                    --------------
                                                                        16,138,310
-------------------------------------------------------------------------------------
Portugal  0.6%
    111,761   Portugal Telecom SGPS SA(a)                                  885,799
-------------------------------------------------------------------------------------
Spain  6.1%
    174,348   Banco Bilbao Vizcaya Asgentaria, SA                        1,951,867
     97,130   Endesa SA                                                  1,487,183
     42,285   Iberdrola SA                                                 581,550
     89,799   Industria de Diseno Textil, SA(a)                          1,674,187
     41,180   Repsol YPF, SA                                               597,137
    236,690   Telefonica SA(a)                                           2,843,791
                                                                    --------------
                                                                         9,135,715
-------------------------------------------------------------------------------------
Sweden  1.9%
     80,354   Assa Abloy AB                                                918,024
    155,228   Skandia Forsakrings AB                                       934,158
    226,371   Telefonaktiebolaget LM Ericsson (Class 'B' shares)           983,407
                                                                    --------------
                                                                         2,835,589
-------------------------------------------------------------------------------------
Switzerland  9.4%
     67,549   Credit Suisse Group                                        2,469,667
     24,809   Logitech International SA(a)                                 759,669
     11,445   Nestle SA                                                  2,376,078
     72,069   Novartis AG                                                2,698,921
     22,442   Roche Holdings AG                                          1,556,485
     13,831   Swiss Reinsurance                                          1,423,010
     13,831   Swiss Reinsurance Rights, expire 11/12/01                          0
     38,927   UBS AG                                                     1,810,606
      3,586   Zurich Financial Services AG                                 821,348
                                                                    --------------
                                                                        13,915,784

    12                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2001 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
United Kingdom  33.5%
    487,921   Aegis Group PLC                                       $      603,146
     58,588   Amvescap PLC                                                 698,677
     33,280   Anglo American PLC                                           425,912
    173,214   ARM Holdings PLC(a)                                          876,630
     62,300   AstraZeneca PLC                                            2,809,596
     58,580   Barclays PLC(a)                                            1,763,493
    745,290   BP PLC                                                     6,015,508
     81,265   British Sky Broadcasting Group PLC(a)                        910,014
    297,211   British Telecom Group PLC                                  1,504,174
     76,094   Canary Wharf Group PLC(a)                                    489,963
    109,405   Capita Group PLC                                             692,118
     66,300   CGNU PLC                                                     795,466
    149,031   Compass Group PLC                                          1,086,930
      4,597   CRH PLC                                                       71,214
     69,322   Exel PLC                                                     691,591
     80,890   Daily Mail & General Trust                                   772,884
    243,954   GlaxoSmithKline PLC                                        6,563,473
    518,285   Granada PLC                                                  981,749
    106,178   HBOS PLC                                                   1,196,714
    292,515   HSBC Holdings PLC                                          3,205,424
    231,451   International Power PLC(a)                                   743,884
    872,471   Invensys PLC                                                 799,366
    264,009   Legal & General Group PLC                                    579,762
     98,183   Lloyds TSB Group PLC                                         990,946
     72,432   Logica PLC                                                   783,714
     71,771   Prudential PLC                                               751,511
    294,429   Rentokil Initial PLC                                       1,059,766
    126,720   Royal Bank of Scotland Group PLC                           3,031,552
    141,305   Royal & Sun Alliance Insurance Group PLC                     768,570
     54,968   Shire Pharmaceuticals Group PLC(a)                           799,400
    288,251   Tesco PLC                                                  1,016,568
    129,112   Unilever PLC                                                 937,899
  2,314,757   Vodafone Group PLC                                         5,352,498
                                                                    --------------
                                                                        49,770,112
                                                                    --------------
              Total long-term investments (cost $165,183,289)          149,980,287
                                                                    --------------

    See Notes to Financial Statements                                     13

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2001 (Unaudited) Cont'd.

Principal
Amount
(000)         Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT  0.5%
Repurchase Agreement
$       680   Joint Repurchase Agreement Account,
               2.58%, 11/1/01 (cost $680,000; Note 5)               $      680,000
                                                                    --------------
              Total Investments  101.4%
               (cost $165,863,289; Note 4)                             150,660,287
              Liabilities in excess of other assets  (1.4%)             (2,028,969)
                                                                    --------------
              Net Assets  100%                                      $  148,631,318
                                                                    --------------
                                                                    --------------

------------------------------
(a) Non-income producing security.
The following abbreviations are used in portfolio descriptions:
AB--Aktiebolag (Swedish Stock Company).
ADR--American Depository Receipt.
AG--Aktiengesellschaft (German Stock Company).
NV--Naamloze Vennootschap (Dutch Corporation).
Oyi--Osakehio (Finnish Corporation).
SA--Sociedad Anomia (Spanish Corporation) or Societe Anonyme (French
Corporation).
SpA--Societa per Azioni (Italian Corporation).
PLC--Public Limited Company (British Corporation).

    14                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2001 (Unaudited) Cont'd.

The industry classification of portfolio holdings and other assets (net) shown as a percentage of net assets as of October 31, 2001 was as follows:

Oil & Natural Gas Production...........................................   14.7%
Banking................................................................   13.4
Telecommunication Service & Equipment..................................   10.7
Insurance..............................................................    9.7
Foods..................................................................    6.4
Medical Products.......................................................    5.8
Financial Services.....................................................    4.0
Electronic Components..................................................    3.7
Telephones.............................................................    3.3
Healthcare.............................................................    3.0
Public Works Construction..............................................    2.8
Computer Products & Services...........................................    2.4
Apparel................................................................    1.8
Miscellaneous..........................................................    1.6
Cosmetics/Toiletries...................................................    1.5
Transportation.........................................................    1.5
Automobiles & Auto Parts...............................................    1.3
Chemicals..............................................................    1.3
Diversified Operations.................................................    1.3
Electrical Power.......................................................    1.2
Pharmaceuticals........................................................    1.1
Television.............................................................    1.1
Beverages..............................................................    0.8
Paper..................................................................    0.8
Retail.................................................................    0.8
Steel..................................................................    0.8
Media..................................................................    0.6
Metals.................................................................    0.6
Human Resources........................................................    0.5
Publishing.............................................................    0.5
Repurchase Agreements..................................................    0.5
Semiconductor Equipment & Devices......................................    0.5
Advertising............................................................    0.4
Restaurants............................................................    0.4
Natural Resources......................................................    0.3
Real Estate............................................................    0.3
                                                                         -----
                                                                         101.4
Liabilities in excess of other assets..................................   (1.4)
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    See Notes to Financial Statements                                     15

       Prudential Europe Growth Fund, Inc.
             Statement of Assets and Liabilities (Unaudited)

                                                                  October 31, 2001
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $165,863,289)                           $150,660,287
Foreign currency, at value (cost $81,301)                                 81,794
Cash                                                                     140,221
Receivable for investments sold                                          621,055
Foreign tax reclaim receivable                                           203,714
Dividends and interest receivable                                        117,561
Receivable for Fund shares sold                                           42,319
Other assets                                                                 973
                                                                  ----------------
      Total assets                                                   151,867,924
                                                                  ----------------
LIABILITIES
Payable for investments purchased                                      2,016,649
Payable for Fund shares reacquired                                       942,824
Management fee payable                                                    95,995
Accrued expenses                                                          89,899
Distribution fee payable                                                  78,659
Foreign withholding taxes payable                                         12,580
                                                                  ----------------
      Total liabilities                                                3,236,606
                                                                  ----------------
NET ASSETS                                                          $148,631,318
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Common stock, at par                                             $     12,365
   Paid-in capital in excess of par                                  168,936,262
                                                                  ----------------
                                                                     168,948,627
   Accumulated net investment loss                                      (823,187)
   Accumulated net realized loss on investments and foreign
      currency transactions                                           (4,293,640)
   Net unrealized depreciation on investments and foreign
      currencies                                                     (15,200,482)
                                                                  ----------------
Net assets, October 31, 2001                                        $148,631,318
                                                                  ----------------
                                                                  ----------------

    16                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  October 31, 2001
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($65,370,008
      / 5,281,998 shares of common stock issued and
      outstanding)                                                        $12.38
   Maximum sales charge (5.00% of offering price)                            .65
   Maximum offering price to public                                       $13.03
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($67,406,938 / 5,769,260 shares of common stock
      issued and outstanding)                                             $11.68
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share ($8,042,729 /
      687,217 shares of common stock issued and outstanding)              $11.70
   Sales charge (1.00% of offering price)                                    .12
   Offering price to public                                               $11.82
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($7,811,643 / 626,730 shares of common stock issued
      and outstanding)                                                    $12.46
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     17

       Prudential Europe Growth Fund, Inc.
             Statement of Operations (Unaudited)

                                                                     Six months
                                                                       Ended
                                                                  October 31, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $195,489)         $  1,674,153
   Interest                                                               72,780
                                                                  ----------------
      Total income                                                     1,746,933
                                                                  ----------------
Expenses
   Management fee                                                        643,123
   Distribution fee--Class A                                              75,931
   Distribution fee--Class B                                             462,079
   Distribution fee--Class C                                              46,381
   Transfer agent's fees and expenses                                    265,000
   Custodian's fees and expenses                                         141,000
   Reports to shareholders                                                78,000
   Registration fees                                                      34,000
   Audit fees                                                             18,000
   Legal fees and expenses                                                13,000
   Directors' fees and expenses                                            5,000
   Miscellaneous                                                           8,856
                                                                  ----------------
      Total expenses                                                   1,790,370
                                                                  ----------------
Net investment loss                                                      (43,437)
                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                             1,497,158
   Foreign currency transactions                                         (32,597)
                                                                  ----------------
                                                                       1,464,561
                                                                  ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                       (36,526,411)
   Foreign currencies                                                     76,172
                                                                  ----------------
                                                                     (36,450,239)
                                                                  ----------------
Net loss on investments and foreign currencies                       (34,985,678)
                                                                  ----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(35,029,115)
                                                                  ----------------
                                                                  ----------------

    18                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Statement of Changes in Net Assets (Unaudited)

                                                     Six months            Year
                                                       Ended              Ended
                                                  October 31, 2001    April 30, 2001
------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
Operations
   Net investment loss                             $      (43,437)    $   (1,915,270)
   Net realized gain on investment and foreign
      currency transactions                             1,464,561         16,970,864
   Net change in unrealized depreciation on
      investments and foreign currencies              (36,450,239)       (81,302,257)
                                                  ----------------    --------------
   Net decrease in net assets resulting from
      operations                                      (35,029,115)       (66,246,663)
                                                  ----------------    --------------
Dividends and distributions (Note 1)
   Distributions from net realized gains
      Class A                                                  --         (8,362,111)
      Class B                                                  --        (16,183,599)
      Class C                                                  --         (1,501,138)
      Class Z                                                  --         (1,358,647)
                                                  ----------------    --------------
                                                               --        (27,405,495)
                                                  ----------------    --------------
Fund share transactions (net of share
   conversions)
   (Note 6)
   Net proceeds from shares sold                       45,371,721        507,985,905
   Net asset value of shares issued in
      reinvestment of distributions                            --         25,697,739
   Cost of shares reacquired                          (67,005,511)      (570,045,285)
                                                  ----------------    --------------
Net decrease in net assets from Fund share
   transactions                                       (21,633,790)       (36,361,641)
                                                  ----------------    --------------
Total decrease                                        (56,662,905)      (130,013,799)
NET ASSETS
Beginning of period                                   205,294,223        335,308,022
                                                  ----------------    --------------
End of period                                      $  148,631,318     $  205,294,223
                                                  ----------------    --------------
                                                  ----------------    --------------

    See Notes to Financial Statements                                     19

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements (Unaudited)

      Prudential Europe Growth Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in Europe. The Fund was incorporated in Maryland on March 18, 1994 and commenced investment operations on July 13, 1994.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange (whether
domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

      All Securities are valued as of 4:15 pm, New York time.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities during the period exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Such estimates could differ from actual amounts.

      Net investment income (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends out of
net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting
                                                                          21

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

principles. These differences are primarily due to differing treatments for foreign currency transactions.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with the American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase net operating loss by $32,597 and decrease accumulated net realized loss on investments by $32,597 for realized foreign currency losses. Net investment income, net realized gains and net assets were not affected by these changes.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to a subadvisory agreement between PIFM and Gartmore Global Partners ('Gartmore'), Gartmore furnished investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, Gartmore, subject to the supervision of PIFM, is responsible for managing the assets of the Fund in accordance with its objectives and policies. PIFM pays for the services of Gartmore, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the Fund's average daily net assets.

      The Fund has a distribution agreement with Prudential Investments Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended October 31, 2001.

      PIMS has advised the Fund that it has received approximately $13,000 and $9,000 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the six months ended October 31, 2001. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has also advised the Fund that for the six months ended October 31, 2001, it has received approximately $110,000 and $13,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM and PIMS indirect, are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America ('The Prudential'). Effective November 1, 2001, PIFM changed its name to Prudential Investments LLC ('PI').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $930 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 4, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion and the commitment fee was .080 of 1% of the unused portion of the credit facility. Effective September 14, 2001, the commitment under the SCA was increased from $500 million to $930 million through December 31, 2001. Effective January 1, 2002, the commitment will be reduced to $500 million. All other terms and conditions are unchanged. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amount pursuant to the SCA during the six months ended October 31, 2001.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect, wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended October 31, 2001, the Fund incurred fees of approximately $183,200 for the services of PMFS. As of October 31, 2001, approximately $30,400 of such fees were due to PMFS. Transfer agent's fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
                                                                          23

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended October 31, 2001 were $263,225,148 and $281,407,303, respectively.

      The cost basis of investments for federal income tax purposes at October 31, 2001 was $172,315,074 and accordingly, net unrealized depreciation for federal income tax purposes was $21,654,782 (gross unrealized depreciation--$24,762,368; gross unrealized apppreciation--$3,107,581).

      The Fund will elect, for United States Federal income tax purposes, to treat net currency losses of $747,153 and net capital losses of $5,790,798 incurred in the fiscal year ended April 30, 2001 as having been incurred in the following fiscal year.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of October 31, 2001, the Fund had a .15% undivided interest in repurchase agreements in the joint account. The undivided interest for the Fund represents $680,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:

      Credit Suisse First Boston Corp., 2.58%, in the principal amount of $155,991,000, repurchase price $156,002,179, due 11/1/01. The value of the collateral including accrued interest was $159,116,030.

      Greenwich Capital Markets Inc., 2.58%, in the principal amount of $155,990,000, repurchase price $156,001,179, due 11/1/01. The value of the collateral including accrued interest was $159,112,700.

      Salomon Smith Barney Inc., 2.58%, in the principal amount of $155,990,000, repurchase price $156,001,179, due 11/1/01. The value of the collateral including accrued interest was $159,213,204.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to the participants of employee benefit plans qualified under Section 401, 457 and 403 of the Internal Revenue Code, and nonqualified plans for which the Fund is an available option. All classes of shares have equal rights as to earnings, assets and voting privileges, except each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. There are 2 billion shares of $.001 par value common stock authorized and divided into four classes, designated Class A, Class B, Class C and Class Z Shares, each consisting of 500,000,000 authorized shares.

      Transactions in shares of common shares were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended October 31, 2001:
Shares sold                                                   2,369,313    $  31,250,295
Shares reacquired                                            (3,055,257)     (40,413,420)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion           (685,944)      (9,163,125)
Shares issued upon conversion from Class B                    1,399,364       16,428,002
                                                            -----------    -------------
Net increase in shares outstanding                              713,420    $   7,264,877
                                                            -----------    -------------
                                                            -----------    -------------
Year ended April 30, 2001:
Shares sold                                                  22,780,855    $ 433,567,665
Shares issued in reinvestment of distributions                  504,462        7,677,911
Shares reacquired                                           (24,418,539)    (465,348,553)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion         (1,133,222)     (24,102,977)
Shares issued upon conversion from Class B                      893,589       16,196,883
                                                            -----------    -------------
Net decrease in shares outstanding                             (239,633)   $  (7,906,094)
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Six months ended October 31, 2001:
Shares sold                                                     333,713    $   4,121,782
Shares reacquired                                            (1,165,787)     (14,405,848)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion           (832,074)     (10,284,066)
Shares reacquired upon conversion into Class A               (1,480,016)     (16,428,002)
                                                            -----------    -------------
Net decrease in shares outstanding                           (2,312,090)   $ (26,712,068)
                                                            -----------    -------------
                                                            -----------    -------------

                                                                          25

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Class B                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended April 30, 2001:
Shares sold                                                   2,039,573    $  35,337,089
Shares issued in reinvestment of distributions                1,051,576       15,226,816
Shares reacquired                                            (3,592,876)     (61,164,333)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion           (501,727)     (10,600,428)
Shares reacquired upon conversion into Class A                 (936,190)     (16,196,883)
                                                            -----------    -------------
Net decrease in shares outstanding                           (1,437,917)   $ (26,797,311)
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Six months ended October 31, 2001:
Shares sold                                                     355,807    $   4,442,376
Shares reacquired                                              (440,496)      (5,524,803)
                                                            -----------    -------------
Net decrease in shares outstanding                              (84,689)   $  (1,082,427)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended April 30, 2001:
Shares sold                                                   1,636,446    $  28,361,360
Shares issued in reinvestment of distributions                  101,079        1,465,643
Shares reacquired                                            (1,805,888)     (31,238,472)
                                                            -----------    -------------
Net decrease in shares outstanding                              (68,363)   $  (1,411,469)
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Six months ended October 31, 2001:
Shares sold                                                     433,781    $   5,557,268
Shares reacquired                                              (513,672)      (6,661,440)
                                                            -----------    -------------
Net decrease in shares outstanding                              (79,891)   $  (1,104,172)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended April 30, 2001:
Shares sold                                                     579,588    $  10,719,791
Shares issued in reinvestment of distributions                   86,756        1,327,369
Shares reacquired                                              (673,245)     (12,293,927)
                                                            -----------    -------------
Net decrease in shares outstanding                               (6,901)   $    (246,767)
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Europe Growth Fund, Inc.
                   Financial
                         Highlights

 ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
 ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
 ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
 ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
 ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
 ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '

       Prudential Europe Growth Fund, Inc.
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                -------------------
                                                                 Six Months Ended
                                                                October 31, 2001(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 15.03
                                                                     --------
Income from investment operations
Net investment income (loss)                                              .02
Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                        (2.67)
                                                                     --------
      Total from investment operations                                  (2.65)
                                                                     --------
Less distributions
Distributions in excess of net investment income                           --
Distributions from net realized gains on investments and
   foreign currency transactions                                           --
                                                                     --------
      Total distributions                                                  --
                                                                     --------
Net asset value, end of period                                        $ 12.38
                                                                     --------
                                                                     --------
TOTAL RETURN(b)                                                        (24.19)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $65,370
Average net assets (000)                                              $60,250
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.66%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                               1.41%(c)
   Net investment income (loss)                                           .29%(c)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                154%

------------------------------
(a) Based on weighted average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.

    28                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
----------------------------------------------------------------------------------------------------------
                                           Year Ended April 30,
----------------------------------------------------------------------------------------------------------
    2001(a)              2000(a)              1999(a)              1998(a)                1997
----------------------------------------------------------------------------------------------------------
    $  21.63             $  18.80             $  19.91             $  15.46             $  13.69
----------------     ----------------     ----------------     ----------------     ----------------
       (0.05)                (.04)                 .03                  .01                  .09
       (4.61)                3.83                  .28                 6.38                 2.24
----------------     ----------------     ----------------     ----------------     ----------------
       (4.66)                3.79                  .31                 6.39                 2.33
----------------     ----------------     ----------------     ----------------     ----------------
          --                   --                 (.24)                (.14)                  --
       (1.94)                (.96)               (1.18)               (1.80)                (.56)
----------------     ----------------     ----------------     ----------------     ----------------
       (1.94)                (.96)               (1.42)               (1.94)                (.56)
----------------     ----------------     ----------------     ----------------     ----------------
    $  15.03             $  21.63             $  18.80             $  19.91             $  15.46
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
      (21.66)%              20.27%                2.03%               44.93%               17.20%
    $ 68,664             $104,031             $ 78,074             $ 55,507             $ 38,807
    $ 85,358             $ 85,317             $ 67,286             $ 42,885             $ 37,834
        1.43%                1.37%                1.43%                1.39%                1.36%
        1.18%                1.12%                1.18%                1.14%                1.11%
       (0.27)%               (.18)%                .15%                 .08%                 .57%
          39%                  79%                  62%                  50%                  31%

    See Notes to Financial Statements                                     29

       Prudential Europe Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                -------------------
                                                                 Six Months Ended
                                                                October 31, 2001(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $   14.23
                                                                    ----------
Income from investment operations
Net investment loss                                                       (.02)
Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                         (2.53)
                                                                    ----------
      Total from investment operations                                   (2.55)
                                                                    ----------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized gains on investments and
   foreign currency transactions                                            --
                                                                    ----------
      Total distributions                                                   --
                                                                    ----------
Net asset value, end of period                                       $   11.68
                                                                    ----------
                                                                    ----------
TOTAL RETURN(b)                                                         (24.65)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $  67,407
Average net assets (000)                                             $  91,662
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                2.41%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                                1.41%(c)
   Net investment loss                                                    (.31)%(c)

------------------------------
(a) Based on weighted average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.

    30                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class B
----------------------------------------------------------------------------------------------------------
                                           Year Ended April 30,
----------------------------------------------------------------------------------------------------------
    2001(a)              2000(a)              1999(a)              1998(a)                1997
----------------------------------------------------------------------------------------------------------
    $  20.82             $  18.26             $  19.35             $  15.12             $  13.49
----------------     ----------------     ----------------     ----------------     ----------------
       (0.17)                (.18)                (.11)                (.11)                (.04)
       (4.48)                3.70                  .30                 6.15                 2.23
----------------     ----------------     ----------------     ----------------     ----------------
       (4.65)                3.52                  .19                 6.04                 2.19
----------------     ----------------     ----------------     ----------------     ----------------
          --                   --                 (.10)                (.01)                  --
       (1.94)                (.96)               (1.18)               (1.80)                (.56)
----------------     ----------------     ----------------     ----------------     ----------------
       (1.94)                (.96)               (1.28)               (1.81)                (.56)
----------------     ----------------     ----------------     ----------------     ----------------
    $  14.23             $  20.82             $  18.26             $  19.35             $  15.12
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
      (22.50)%              19.38%                1.39%               43.35%               16.41%
    $114,966             $198,260             $196,247             $175,857             $139,277
    $153,025             $193,811             $191,220             $147,492             $133,135
        2.18%                2.12%                2.18%                2.14%                2.11%
        1.18%                1.12%                1.18%                1.14%                1.11%
       (1.00)%               (.92)%               (.57)%               (.69)%               (.27)%

    See Notes to Financial Statements                                     31

       Prudential Europe Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                -------------------
                                                                 Six Months Ended
                                                                October 31, 2001(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 14.25
                                                                     --------
Income from investment operations
Net investment loss                                                      (.02)
Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                        (2.53)
                                                                     --------
      Total from investment operations                                  (2.55)
                                                                     --------
Less distributions
Distributions in excess of net investment income                           --
Distributions from net realized gains on investments and
   foreign currency transactions                                           --
                                                                     --------
      Total distributions                                                  --
                                                                     --------
Net asset value, end of period                                        $ 11.70
                                                                     --------
                                                                     --------
TOTAL RETURN(b)                                                        (24.61)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 8,043
Average net assets (000)                                              $ 9,201
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               2.41%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                               1.41%(c)
   Net investment loss                                                   (.38)%(c)

------------------------------
(a) Based on weighted average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
    32                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class C
----------------------------------------------------------------------------------------------------------
                                           Year Ended April 30,
----------------------------------------------------------------------------------------------------------
    2001(a)              2000(a)              1999(a)              1998(a)                1997
----------------------------------------------------------------------------------------------------------
    $  20.83             $  18.25             $  19.38             $  15.12             $  13.49
----------------     ----------------     ----------------     ----------------     ----------------
        (.18)                (.18)                (.11)                (.11)                (.04)
       (4.46)                3.72                  .26                 6.18                 2.23
----------------     ----------------     ----------------     ----------------     ----------------
       (4.64)                3.54                  .15                 6.07                 2.19
----------------     ----------------     ----------------     ----------------     ----------------
          --                   --                 (.10)                (.01)                  --
       (1.94)                (.96)               (1.18)               (1.80)                (.56)
----------------     ----------------     ----------------     ----------------     ----------------
       (1.94)                (.96)               (1.28)               (1.81)                (.56)
----------------     ----------------     ----------------     ----------------     ----------------
    $  14.25             $  20.83             $  18.25             $  19.38             $  15.12
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
      (22.40)%              19.45%                1.18%               43.55%               16.41%
    $ 10,996             $ 17,501             $ 15,073             $ 11,122             $  8,010
    $ 14,393             $ 15,974             $ 13,465             $  8,526             $  8,002
        2.18%                2.12%                2.18%                2.14%                2.11%
        1.18%                1.12%                1.18%                1.14%                1.11%
       (1.02)%               (.93)%               (.61)%               (.66)%               (.25)%

    See Notes to Financial Statements                                     33

       Prudential Europe Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                -------------------
                                                                 Six Months Ended
                                                                October 31, 2001(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 15.10
                                                                     --------
Income from investment operations
Net investment income (loss)                                              .04
Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                        (2.68)
                                                                     --------
      Total from investment operations                                  (2.64)
                                                                     --------
Less distributions
Distributions in excess of net investment income                           --
Distributions from net realized gains on investments and
   foreign currency transactions                                           --
                                                                     --------
      Total distributions                                                  --
                                                                     --------
Net asset value, end of period                                        $ 12.46
                                                                     --------
                                                                     --------
TOTAL RETURN(b)                                                        (23.96)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 7,812
Average net assets (000)                                              $ 8,988
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.41%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                               1.41%(c)
   Net investment income (loss)                                           .62%(c)

------------------------------
(a) Based on weighted average shares outstanding, by class.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
    34                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                  Class Z
-----------------------------------------------------------------------------------------------------------
                                           Year Ended April 30,
-----------------------------------------------------------------------------------------------------------
    2001(a)              2000(a)              1999(a)              1998(a)                1997
-----------------------------------------------------------------------------------------------------------
    $  21.74             $  18.83             $  19.93             $  15.51              $ 13.68
    --------             --------             --------             --------             --------
        (.01)                 .01                  .05                  .04                  .02
       (4.69)                3.86                  .31                 6.37                 2.37
    --------             --------             --------             --------             --------
       (4.70)                3.87                  .36                 6.41                 2.39
    --------             --------             --------             --------             --------
          --                   --                 (.28)                (.19)                  --
       (1.94)                (.96)               (1.18)               (1.80)                (.56)
    --------             --------             --------             --------             --------
       (1.94)                (.96)               (1.46)               (1.99)                (.56)
    --------             --------             --------             --------             --------
    $  15.10             $  21.74             $  18.83             $  19.93              $ 15.51
    --------             --------             --------             --------             --------
    --------             --------             --------             --------             --------
      (21.74)%              20.67%                2.35%               44.95%               17.66%
    $ 10,668             $ 15,516             $ 10,972             $  3,090              $11,949
    $ 13,144             $ 12,455             $  8,572             $ 12,148              $ 7,958
        1.18%                1.12%                1.18%                1.14%                1.11%
        1.18%                1.12%                1.18%                1.14%                1.11%
       (0.03)%                .08%                 .25%                 .26%                 .22%

    See Notes to Financial Statements                                     35

Prudential Europe Growth Fund, Inc.

Getting the Most from Your Prudential Mutual
Fund

When you invest through Prudential Mutual
Funds, you receive financial advice from a Prudential Securities Financial Advisor or
Pruco Securities registered representative.
Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS
RISK WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and
selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                                       www.PruFN.com    (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. La Blanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

Officers
David R. Odenath. Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Jonathan D. Shain, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Gartmore Global Partners
1200 River Road
Conshohocken, PA 19428

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Fund Symbols        Nasdaq       CUSIP
     Class A        PRAEX      74431N103
     Class B        PRBEX      74431N202
     Class C        PEUCX      74431N301
     Class Z        PIEUX      74431N400

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by this
report and are subject to change thereafter
 .
The accompanying financial statements as of October 31, 2001, were not audited, and accordingly, no opinion is expressed on them.

PRUDENTIAL (LOGO)


Cusip Numbers     74431N103    74431N202    74431N301    74431N400

MF160E2    IFS-A067633